UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2015

COMM 2015-LC23 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Ladder Capital Finance LLC
Cantor Commercial Real Estate Lending, L.P.
Jefferies LoanCore LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-25	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of November 17, 2015 (the “Original Form 8-K”), with respect to COMM 2015-LC23 Mortgage Trust. The purpose of this amendment is to make certain revisions to the versions of the agreements filed as Exhibits 99.2 and 99.10 to the Original Form 8-K. The only revision being made to Exhibit 99.2 is to fix a clerical error in Exhibit A attached thereto with respect to the Cut-off Date Stated Principal Balance for the mortgage loan identified on Exhibit A as Equity Inns Portfolio. The only revision being made to Exhibit 99.10 is to split (i) the original promissory note A-2-A ($30,000,000) into note A-2-A1 ($24,000,000) and note A-2-A2 ($6,000,000) and (ii) the original promissory note A-5 ($26,400,000) into note A-5-A ($16,000,000) and note A-5-B ($10,400,000). As a result, the rights of the holders of the promissory notes evidencing the Equity Inns Portfolio loan combination (the “Equity Inns Portfolio Noteholders”) is now governed by the Amended and Restated Co-lender Agreement, dated as of January 8, 2016 between the Equity Inns Portfolio Noteholders, which is substantially the same as Exhibit 99.10 to the Original Form 8-K. No other changes have been made to the Original Form 8-K other than the changes described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

99.2	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.
99.10	Co-lender Agreement, dated as of January 8, 2016, between Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the note A-1-A holder, Ladder Capital Finance III LLC – Series 97, as the note A-1-B holder, Ladder Capital Finance III LLC – Series 97, as the note A-2-A1 holder, Ladder Capital Finance III LLC – Series 97, as the note A-2-A2 holder, Ladder Capital Finance III LLC – Series 97, as the note A-2-B holder, Ladder Capital Finance III LLC – Series 97, as the note A-3 holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the note A-4-A holder, German American Capital Corporation, as the note A-4-B holder, German American Capital Corporation, as the note A-5-A holder, German American Capital Corporation, as the note A-5-B holder, and German American Capital Corporation, as the note A-6 holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By: /s/ Helaine Kaplan
Name: Helaine Kaplan
Title: Managing Director

By: /s/ Matt Smith
Name: Matt Smith
Title: Director

Date: March 2, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.2	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.
99.10	Co-lender Agreement, dated as of January 8, 2016, between Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the note A-1-A holder, Ladder Capital Finance III LLC – Series 97, as the note A-1-B holder, Ladder Capital Finance III LLC – Series 97, as the note A-2-A1 holder, Ladder Capital Finance III LLC – Series 97, as the note A-2-A2 holder, Ladder Capital Finance III LLC – Series 97, as the note A-2-B holder, Ladder Capital Finance III LLC – Series 97, as the note A-3 holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the note A-4-A holder, German American Capital Corporation, as the note A-4-B holder, German American Capital Corporation, as the note A-5-A holder, German American Capital Corporation, as the note A-5-B holder, and German American Capital Corporation, as the note A-6 holder.